UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012 (January 23, 2012)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

Philadelphia and Reading Avenues,
Boyertown, PA 19512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Awards to Officers

On January 23, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) awarded shares of restricted stock to various National Penn executive officers, including Scott V. Fainor, Michael J. Hughes, Sandra L. Bodnyk, David B. Kennedy and Donald P. Worthington, under National Penn’s Long-Term Incentive Compensation Plan (the “Plan”).  The Plan was approved by shareholders at the annual meeting of shareholders on April 25, 2005.

Mr. Fainor received an award of 68,182 shares; Mr. Hughes received an award of 40,909 shares; Ms. Bodnyk received an award of 34,545 shares; Mr. Kennedy received an award of 20,454 shares; and Mr. Worthington received an award of 11,363 shares.  Each award is evidenced by a Restricted Stock Agreement between National Penn and the individual receiving the award (respectively, each a “Restricted Stock Agreement”).  Under each Restricted Stock Agreement, shares will vest in 25% increments over four years on the anniversary of the date of grant, provided that the grantee performs substantial services for National Penn during such time or if earlier, upon his or her death or disability, or if National Penn experiences a change in control event.

 The preceding description of each Restricted Stock Agreement is a summary of the material terms contained therein, does not purport to be complete, and is qualified in its entirety by reference to the Restricted Stock Agreement, the form of which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Executive Incentive Plan – Performance Goals for 2012

On January 23, 2012, the Committee approved performance goals for Plan Year 2012 under the Executive Incentive Plan and granted awards to certain executive officers, including Mr. Fainor, Mr. Hughes, Ms. Bodnyk, Mr. Kennedy and Mr. Worthington.  The performance goals for Plan Year 2012 are filed in this Report as Exhibit 99.1 and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Restricted Stock Agreement (filed pursuant to Item 5.02 hereof).
99.1	Executive Incentive Plan – 2012 Performance Goals and Award Schedule (filed pursuant to Item 5.02 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By:	/s/ Scott V. Fainor
Name:	Scott V. Fainor
Title:	President and CEO

Dated: January 27, 2012

EXHIBIT INDEX

Number	Description	Method of Filing
10.1	Form of Restricted Stock Agreement	Filed herewith.
99.1	Executive Incentive Plan – 2012 Performance Goals and Award Schedule	Filed herewith.